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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the captions "Experts" and "Selected Consolidated Financial Data," and to the use of our reports dated March 4, 1998, in the Registration Statement on Form S-1 and related Prospectus of Trammell Crow Company for the registration of 5,750,000 shares of its common stock.

                                          ERNST & YOUNG LLP

Dallas, Texas
July 16, 1998